Exhibit 32.2




                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)


         The undersigned executive officer of WVS Financial Corp. (the "Registrant") hereby certifies that the Registrant's Quarterly Report on Form 10-Q for the three months ended September 30, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                                /s/ Keith A. Simpson
                                                --------------------------------
                                                Keith A. Simpson
                                                Vice-President and
                                                Chief Accounting Officer


Date: October 30, 2007


Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to WVS Financial Corp. and will be retained by WVS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.




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